Exhibit 99.1

KLR Energy Acquisition Corp.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the Board of Directors and Shareholders of

KLR Energy Acquisition Corp.

We have audited the accompanying balance sheet of KLR Energy Acquisition Corp. (the “Company”) as of March 16, 2016. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of KLR Energy Acquisition Corp., as of March 16, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marcum LLP

New York, NY

March 22, 2016

KLR ENERGY ACQUISTION CORP.

BALANCE SHEET

March 16, 2016
Assets
Current assets:
Cash and cash equivalents	$782,412
Prepaid expenses	9,600
Total current assets	792,012
Cash held in Trust Account	83,200,000
Total assets	$83,992,012

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$70,072
Accounts payable - related party	522
Notes payable to related party	275,000
Total current liabilities	345,594

Commitments
Class A common stock, 7,562,155 shares subject to possible redemption	78,646,412

Stockholders' Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-
Class A common stock, $0.0001 par value; 35,000,000 shares authorized; 437,845 shares issued and outstanding (excluding 7,562,155 shares subject to possible redemption)	44
Class F common stock, $0.0001 par value; 6,000,000 shares authorized; 2,300,000 shares issued and outstanding	230
Additional paid-in capital	5,082,987
Accumulated deficit	(83,255)
Total Stockholders' Equity	5,000,006
Total Liabilities and Stockholders' Equity	$83,992,012

(1) This number includes an aggregate of 253,670 shares forfeited upon consummation of the partial exercise of over-allotment option by the underwriters on March 21, 2016.

The accompanying notes are an integral part of these financial statements.

KLR ENERGY ACQUISTION CORP.

Notes to Financial Statements

Note 1 — Organization and Plan of Business Operations

KLR Energy Acquisition Corp. (the “Company”) was incorporated in Delaware on September 21, 2015 as a blank check company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). The Company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region.

As of March 16, 2016, the Company had not yet commenced any operations. All activity through March 16, 2016 relates to the Company’s formation and the proposed public offering described below. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

The registration statement for the Company’s initial public offering (“Initial Public Offering”) was declared effective on March 10, 2016. The Company consummated the Initial Public Offering of 8,000,000 units (“Units”) at $10.00 per unit on March 16 2016, generating net proceeds of approximately $77.5 million, net of offering costs of approximately $2.5 million, inclusive of $2 million of underwriting fees (Note 3).

Simultaneously with the closing of the Initial Public Offering, the Company consummated the private placement (“Private Placement”) of 8,310,000 warrants (“Private Placement Warrants”) at a price of $0.75 per Private Placement Warrant, of which 7,776,667 Private Placement Warrants were sold to KLR Energy Sponsor LLC (the “Sponsor”), and 533,333 Private Placement Warrants were sold to EarlyBirdCapital, Inc. (“EBC”) and its designees, the representative of the underwriters in the Initial Public Offering, generating gross proceeds of approximately $6.2 million (Note 4).

Following the closing of the Initial Public Offering and Private Placement on March 16, 2016, an amount of $83.2 million ($10.40 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement Warrants was placed in a United States-based trust account (“Trust Account”) at J.P. Morgan Chase Bank maintained by Continental Stock Transfer & Trust Company, acting as trustee, and will be invested in U.S. government treasuries, bonds or notes having a maturity of 180 days or less or in money market funds meeting the applicable conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, and that invest solely in United States treasuries until the earlier of (i) the consummation of its initial Business Combination or (ii) the Company’s failure to consummate a Business Combination by September 16, 2017. One of the Company’s officers has agreed to be personally liable if the Company liquidates the Trust Account prior to the consummation of a business combination or upon mandatory liquidation to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. However, such officer may not be able to satisfy those obligations should they arise.

The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company for any amounts that are necessary to pay the Company’s income tax obligations.  With this exception, expenses incurred by the Company may be paid prior to a Business Combination only from the net proceeds of the Initial Public Offering not held in the Trust Account; provided, however, that in order to meet its working capital needs following the consummation of the Initial Public Offering, the Company’s Sponsor or their affiliates may, but are not obligated to, loan the Company funds as may be required. The loans would either be repaid upon consummation of the Company’s initial Business Combination, or, at the lender’s discretion, up to $1.5 million of such loans (including $275,000 in loans currently outstanding as of March 16, 2016) may be converted upon consummation of the Company’s Business Combination into additional Private Placement Warrants at a price of $0.75 per Warrant. If the Company does not complete a Business Combination, the loans would be repaid only out of funds held outside of the Trust Account.

At March 16, 2016, the Company has approximately $782,000 in cash held outside of the Trust Account. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination.

Pursuant to the Nasdaq Capital Markets listing rules, the Company’s initial Business Combination must be with a target business or businesses whose collective fair market value is at least equal to 80% of the balance in the Trust Account at the time of the execution of a definitive agreement for such Business Combination, although this may entail simultaneous acquisitions of several target businesses. The fair market value of the target will be determined by the Company’s board of directors based upon one or more standards generally accepted by the financial community (such as actual and potential sales, earnings, cash flow and/or book value). The target business or businesses that the Company acquires may have a collective fair market value substantially in excess of 80% of the Trust Account balance. In order to consummate such a Business Combination, the Company may issue a significant amount of its debt or equity securities to the sellers of such business and/or seek to raise additional funds through a private offering of debt or equity securities. If the Company’s securities are not listed on NASDAQ after the Proposed Public Offering, the Company would not be required to satisfy the 80% requirement. However, the Company intends to satisfy the 80% requirement even if the Company’s securities are not listed on NASDAQ at the time of the initial Business Combination.

The Company will provide the public stockholders, who are the holders of the Class A common stocks which were sold as part of the Units in the Initial Public Offering, whether they are purchased in the Initial Public Offering or in the aftermarket, or “Public Shares”, including the Company’s stockholders prior to the Initial Public Offering (including the Sponsor) (the “Initial Stockholders”) to the extent that they purchase such Public Shares (“Public Stockholders”), with an opportunity to redeem all or a portion of their Public Shares of the Company’s Class A common stock, irrespective of whether they vote for or against the proposed transaction or if the Company conducts a tender offer, upon the completion of the initial Business Combination either (1) in connection with a stockholder meeting called to approve the Business Combination, or (ii) by means of a tender offer, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (net of income taxes payable) divided by the number of then outstanding shares of Class A common stock. As of March 16, 2016, the amount in the Trust Account is $10.40 per Public Share. In such case, the Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, in the case of a stockholder vote, a majority of the outstanding shares voted are voted in favor of the Business Combination. The decision as to whether the Company will seek stockholder approval of a proposed Business Combination or conduct a tender offer will be made by the Company, solely in its discretion, based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require it to seek stockholder approval under the law or stock exchange listing requirement. If a stockholder vote is not required and the Company decides not to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to the proposed amended and restated certificate of incorporation, (i) conduct the redemptions pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, which regulate issuer tender offers, and (ii) file tender offer documents with the U.S. Securities and Exchange Commission (“SEC”) prior to completing the initial Business Combination which contain substantially the same financial and other information about the initial Business Combination and the redemption rights as is required under Regulation 14A of the Securities Exchange Act of 1934, which regulates the solicitation of proxies.

The Initial Stockholders have agreed to vote their Founder Shares (as described in Note 6) and any Public Shares purchased during or after the Initial Public Offering in favor of the initial Business Combination, and the Company’s executive officers and directors have also agreed to vote any Public Shares purchased during or after the Initial Public Offering in favor of the initial Business Combination. In addition, the Initial Stockholders and executive officers have also entered into letter agreements, pursuant to which they agree to waive their redemption rights with respect to the Founder Shares and Public Shares in connection with the completion of the initial Business Combination.

If the Company has not completed a Business Combination by September 16, 2017, the automatic liquidation of the Trust Account and the voluntary liquidation of the Company will be triggered. In such event, holders of Public Shares will share ratably in the Trust Account, including any interest not previously released to the Company, and any net assets remaining available for distribution to them after payment of liabilities. The Initial Stockholders and executive officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Founder Shares if the Company fails to complete the initial Business Combination within the prescribed time frame. However, if the Initial Stockholders (or any of the Company’s executive officers, directors or affiliates) acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares in the event the Company does not complete the initial Business Combination within such applicable time period.

Note 2 — Significant Accounting Policies

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the accounting and disclosure rules and regulations of the SEC.

Cash held in Trust Account

At March 16, 2016, the assets held in the Trust Account were held in cash, in an account at JP Morgan Chase Bank.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents.

Common stock subject to possible redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock feature certain redemption rights that is considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at March 16, 2016, 7,562,155 shares of Class A common stock subject to possible redemption at the redemption amount of approximately $78.6 million are presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. At March 16, 2016, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures”, approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Offering Costs

Offering costs consist principally of legal, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering. Offering costs amounting to approximately $2.5 million (including $2 million in underwriters’ fees) were charged to shareholder’s equity upon completion of the Initial Public Offering.

Income Taxes

The Company accounts for income taxes under ASC Topic 740 “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on September 21, 2015, the evaluation was performed for the 2015 tax year, which will be the only period subject to examination upon filing of appropriate tax returns. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from January 1, 2016 to March 16, 2016. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

The provision for income taxes was deemed to be immaterial for the period from September 21, 2015 (inception) to March 16, 2016.

Recent Accounting Pronouncements

In August 2014, the FASB issued ASU 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to continue as a Going Concern” (“ASU 2014-15”). ASU 2014-15 provides guidance on management’s responsibility in evaluating whether there is substantial doubt about a company’s ability to continue as a going concern and about related footnote disclosures. For each reporting period, management will be required to evaluate whether there are conditions or events that raise substantial doubt about a company’s ability to continue as a going concern within one year from the date the financial statements are issued. The amendments in ASU 2014-15 are effective for annual reporting periods ending after December 15, 2016, and for annual and interim periods thereafter. Early adoption is permitted. The Company will adopt the methodologies prescribed by ASU 2014-15 by the date required, and does not anticipate that the adoption of ASU 2014-15 will have a material effect on its financial position or results of operations.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 3 — Initial Public Offering

On March 16, 2016, the Company consummated the Initial Public Offering of 8,000,000 Units at $10.00 per Unit, generating net proceeds of approximately $77.5 million, net of offering costs of approximately $2.5 million, inclusive of $2 million of underwriting fees. Each Unit consists of one share of the Company’s Class A common stock and one warrant to receive one share of Class A common stock at a price of $11.50 per share, subject to adjustment (“Warrants”). The Warrants will become exercisable on the later of (i) 30 days after the completion of the initial Business Combination and (ii) March 16, 2017, and will expire five years after the completion of the initial Business Combination or earlier upon redemption or liquidation.

The Company may redeem the Warrants, in whole and not in part, at a price of $0.01 per Warrant upon 30 days’ notice (“30-day redemption period”), only in the event that the last sale price of the Class A common stock equals or exceeds $21.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which notice of redemption is given, provided there is an effective registration statement with respect to the shares of common stock underlying such Warrants and a current prospectus relating to those shares of common stock is available throughout the 30-day redemption period. If the Company calls the Warrants for redemption as described above, the Company’s management will have the option to require all holders that wish to exercise Warrants to do so on a “cashless basis.” In determining whether to require all holders to exercise their warrants on a “cashless basis,” the management will consider, among other factors, the Company’s cash position, the number of Warrants that are outstanding and the dilutive effect on the Company’s stockholders of issuing the maximum number of shares of Class A common stock issuable upon the exercise of the Warrants.

There will be no redemption rights or liquidating distributions with respect to the Warrants, which will expire worthless if the Company fails to complete the initial Business Combination by September 16, 2017.

Note 4 — Private Placement

Simultaneously with the closing of the Initial Public Offering, the Company consummated the Private Placement of 8,310,000 Private Placement Warrants at a price of $0.75 per Private Placement Warrant, of which 7,776,667 Private Placement Warrants were sold to the Sponsor, and 533,333 Private Placement Warrants were sold to EBC and its designees, generating gross proceeds of approximately $6.2 million.

The Placement Warrants are substantially similar to the warrants sold in the Initial Public Offering, except that if held by the original holders or their permitted assigns, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination.  EBC has agreed that EBC (and its designees) will not be permitted to exercise any Private Placement Warrants after the five year anniversary of the effective date of the Registration Statement. If the Private Placement Warrants are held by holders other than its initial holders, the Private Placement Warrants will be redeemable by the Company and exercisable by holders on the same basis as the warrants sold in the Initial Public Offering.

The proceeds from the private placement of the Private Placement Warrants were added to the net proceeds of the Initial Public Offering and placed in the Trust Account. If the Company fails to consummate the initial Business Combination by September 16, 2017, the proceeds of the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares, and the Private Placement Warrants will expire worthless.

Note 5 — Related Party Transactions

As of March 16, 2016, the Sponsor has loaned to the Company an aggregate of $275,000 to cover expenses related to the Company’s formation and the Initial Public Offering. This note, as amended on February 29, 2016, is payable without interest, payable on the consummation of the initial Business Combination and convertible, at the lender’s discretion, into additional Private Placement Warrants at $0.75 per Warrant.

In connection with the consummation of the Company’s Business Combination, or thereafter, the Company may retain KLR Group, LLC to provide certain financial advisory, underwriting, capital raising, and other services for which they may receive fees. The amount of fees the Company may pay to KLR Group, LLC will be based upon the prevailing market for similar services rendered by comparable investment banks for such transactions at such time, and will be subject to the review of the Company’s audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest.

Note 6 — Commitments

Agreements with underwriters

The Company granted the underwriters a 45-day option to purchase up to 1,200,000 additional Units to cover the over-allotment at the Initial Public Offering price less the underwriting discounts and commissions. In addition, the underwriters were entitled to an underwriting discount of 2.5% (or $2 million), paid in cash at the closing of the Initial Public Offering, plus deferred underwriting commissions if the over-allotment option is exercised. No discounts or commissions will be paid on the sale of the Private Placement Warrants. On March 21, 2016, the Company consummated the sale of an additional 185,320 Units upon receiving notice to partially exercise the over-allotment option from the underwriters; thus, an aggregate of 253,670 Founder Shares were forfeited as described in Note 8. Pursuant to the agreement with the underwriters, the underwriters are entitled to a deferred underwriting commission of approximately $37,000, which will be released to the underwriters only on completion of an initial Business Combination.

The Company has also engaged the underwriter as an advisor with the Company’s Business Combination to assist the Company in holding meetings with the shareholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities, assist the Company in obtaining shareholder approval for the Business Combination, and assist the Company with the press releases and public filings in connection with the Business Combination. The Company will pay the underwriter a cash fee for such services upon the consummation of the initial Business Combination in an amount equal to 3.5% of the gross proceeds of the Initial Public Offering and the partial exercise of over-allotment option (or approximately $2.9 million) (exclusive of any applicable finders’ fees which might become payable). Of such amount, the Company may allocate 1% of the gross proceeds of the Initial Public Offering to other firms that assist the Company with the initial Business Combination.

Registration Rights

The holders of the Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of working capital loans (and any shares of common stock issuable upon the exercise of the Private Placement Warrants or Warrants that may be issued upon conversion of working capital loans) are entitled to registration rights pursuant to a registration rights agreement dated March 10, 2016. Notwithstanding the foregoing, EBC may not exercise its demand and “piggy-back” registration rights after five (5) and seven (7) years after March 10, 2016 and may not exercise its demand rights on more than one occasion. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company registers such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to completion of the initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

The Company did not register the shares of Class A common stock issuable upon exercise of the Warrants. However, the Company has agreed that as soon as practicable, but in no event later than 30 days after the closing of the initial Business Combination, the Company will use the best efforts to file with the SEC and have an effective registration statement covering the shares of common stock issuable upon exercise of the Warrants no later than 90 days after the closing of the Company’s initial Business Combination, and to maintain a current prospectus relating to those shares of common stock until the Warrants expire or are redeemed. Notwithstanding the forgoing, if a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants included in the Units offered in the Initial Public Offering (“Public Warrant”) is not effective within 90 days following the consummation of the Company’s initial Business Combination, holders of Public Warrants may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. In such event, each holder would pay the exercise price by surrendering the Warrants for that number of shares of Class A common stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A common stock underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the shares of Class A common stock for the 10 trading days ending on the day prior to the date of exercise. If an exemption from registration is not available, holders will not be able to exercise their Warrants on a cashless basis.

Other General and Administrative Services

The Sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf, including but not limited to identifying potential target businesses and performing due diligence on suitable Business Combinations. The Company’s audit committee will review on a quarterly basis all payments that were made to the Sponsor, executive officers, directors or affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on the Company’s behalf provided, however, that to the extent such expenses exceed the available proceeds not deposited in the Trust Account, such expenses would not be reimbursed by the Company unless the Company consummates an initial Business Combination.

The Company will also pay its Chief Financial Officer an annual salary of $200,000 after March 16, 2016. In addition, the Company will reimburse an affiliate of the Sponsor for certain expenses to be incurred in connection with the employment of Mr. Hanna, the Company’s Chief Executive Officer and Ms. Thom, the Company’s Chief Financial Officer, including employment related taxes (to be paid in connection with Ms. Thom’s annual salary) and health benefits.

Note 7 — Stockholders’ Equity

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. As of March 16, 2016, no preferred stock is issued or outstanding.

Common Stock

The Company is authorized to issue 41,000,000 shares of common stock, par value $0.0001 per share, including (i) 35,000,000 shares of Class A common stock, and (ii) 6,000,000 shares of Class F common stock.

Each share of Class F common stock is automatically convertible into its pro rata number of shares of Class A common stock on the business day following the closing of the initial Business Combination, determined as follows: each share of Class F common stock shall convert into such number of shares of Class A common stock that equals to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of shares of Class A common stock into which all of the issued and outstanding shares of Class F common stock shall be converted and the denominator of which shall be the total number of issued and outstanding shares of Class F common stock at the time of conversion.

As of March 16, 2016, the Company has issued an aggregate of 8,000,000 shares of Class A common stock and 2,300,000 shares of class F common stock, inclusive of 7,562,155 shares of Class A common stock subject to possible redemption classified as temporary equity in the accompanying Balance Sheet and 253,670 shares of Class F common stock issued to the Initial Shareholders forfeited upon receiving notice of partial exercise of the over-allotment option by the underwriters (Note 8).

Note 8 — Subsequent Events

On March 21, 2016, the underwriters elected to partially exercise their over-allotment option to purchase an additional 185,320 Units at a purchase price of $10.00 per Unit, generating gross proceeds of $1,853,200, and entitled the underwriters to a deferred underwriting commission of approximately $37,000. In connection with the partial exercise of the over-allotment option, an aggregate of 253,670 Founder Shares were forfeited, which were cancelled by the Company. In addition, the Sponsor and EBC and its designees purchased an aggregate of 86,483 and 12,355 additional Private Placement Warrants, respectively, at $0.75 per Private Placement Warrant, generating gross proceeds of approximately $74,000. Gross proceeds of the exercise of the over-allotment and the additional Private Placements were placed in the Trust Account to maintain $10.40 per Public Share in the Trust.